Supplement dated July 27, 2026
to the following statutory prospectus(es):
Nationwide Destination B NY (2.0) dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Information in Appendix H: Financial Intermediary Variations relating to JP Morgan Chase is updated as follows:
JP Morgan Chase
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Financial professionals of this firm will not recommend this contract if either the Contract Owner or the Annuitant is older than 85 at the time of application.
Appendix H: Financial Intermediary Variations is updated to add the following:
Merrill Lynch
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Financial professionals of this firm will not recommend both the One-Year Enhanced Death Benefit Option and the Nationwide Lifetime Income Rider Plus Empire.
•
If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend the One-Year Enhanced Death Benefit Option.
•
Financial professionals of this firm will not recommend this contract within an inherited IRA.
Stifel (including Stifel Nicolaus & Co Inc and Stifel Independent Advisors LLC)
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If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend the One-Year Enhanced Death Benefit Option.
PROS-1197